UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2022

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)Election of a Director
On December 7, 2022, the Board of Directors of Daktronics, Inc. nominated Howard I. Atkins as a member of the Board. Atkins will stand for election at the 2023 Annual Meeting of the Shareholders and have no arrangement or understanding with any person pursuant to which they were selected as a director of the company.
A copy of the press release issued by the Company regarding these matters is attached hereto as Exhibit 99.1 and furnished with this Current Report on Form 8-K.
Section 9 – Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits:
(d)Exhibits. The following exhibit is furnished as part of this Report:
99.1 Press Release dated December 7, 2022 issued by Registrant regarding directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: December 7, 2022

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 7, 2022 issued by Registrant regarding directors.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)